Lakeland bancorp, inc.



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LakelandBank.com

Second Quarter 2010

Nasdaq: LBAI

Thomas J. Shara, President & CEO
Joseph F. Hurley, EVP & CFO

Lakeland bancorp, inc.

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words “anticipates”, “projects”, “intends”, “estimates”, “ expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company’s actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury’s preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company’s actual results to be materially different than those described in the Company’s periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Lakeland bancorp, inc.

Corporate Profile

- $2.7 Billion Commercial Bank
- Headquartered in Oak Ridge, New Jersey
- 3rd largest publicly held NJ commercial bank (5th largest including thrifts)
- 40-year history
- 48 branches


Lakeland bank
Lakeland bank

Lakeland bancorp, inc.

Total Assets

(Dollars in millions)


$2,264
$2,514
$2,643
$2,724
$2,739
2006
2007
2008
2009
6/30/2010

Lakeland bancorp, inc.

Stockholder Information ("LBAI")

- Market Cap - $203 million
- 24.0 million Shares Outstanding (21.5 million float)
- 3,600 Registered Shareholders
- 62,000 Average Daily Share Volume YTD
- 16% Insider Ownership
- 30% Institutional Ownership
- 2.36% Dividend Yield
- Price / BV - 0.92
  Price / TBV - 1.53
- Est. P/E - 13.7

Stock Price $8.47 on July 19, 2010

Lakeland bancorp, inc.

Capital Position

as of June 30, 2010

- Stockholders' Equity - $278 million
- Equity to Assets - 10.15%
- $59 million of Capital Purchase Program proceeds
- Tangible Common Equity - $133 million
- Book Value per Common Share - $9.22
- Tangible Book Value per Common Share - $5.55

Lakeland bancorp, inc.

New Jersey Marketplace

- NJ is #1 based on population density
- NJ is #1 in Median Household income
- NJ is #4 in Per Capita Income
- 8th highest state in total deposits


PA
NY
NYC
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
UNION
HUNTERDON
RICHMOND
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Source: SNL Financial 2009

Lakeland bancorp, inc.

Attractive Marketplace Demographics

2009 Median household income:

- Current Markets:
  - Morris, NJ ($104,797) (#7 in U.S.)
  - Bergen, NJ ($84,586)
  - Sussex, NJ ($84,284)
  - Warren, NJ ($75,500)
  - Passaic, NJ ($62,439)
  - Essex, NJ ($56,140)
- Contiguous Markets:
  - Hunterdon, NJ ($110,147) (#4 in U.S.)
  - Somerset, NJ ($102,357) (#6 in U.S.)
  - Rockland, NY ($93,080)
  - Orange, NY ($68,571)

SOURCE: SNL FINANCIAL / ESRI

Lakeland bancorp, inc.

Expansion Strategy

County	State	Total Deposits in Markets ($M) (1)	# of Small Businesses (2)
Current counties of operation			
Bergen	NJ	$ 37,055	32,828
Essex	NJ	$ 19,900	19,858
Morris	NJ	$ 15,872	17,370
Passaic	NJ	$ 9,594	12,046
Sussex	NJ	$ 2,330	3,641
Warren	NJ	$ 2,244	2,803
Total		**$ 86,995**	**88,546**
Contiguous counties			
Hudson	NJ	$ 22,184	13,059
Middlesex	NJ	$ 21,130	21,218
Union	NJ	$ 15,917	14,449
Rockland	NY	$ 7,877	9,093
Somerset	NJ	$ 8,062	9,783
Orange	NY	$ 5,468	8,975
Hunterdon	NJ	$ 3,254	4,128
Total		**$ 83,892**	**80,705**
Grand Total		**$ 170,887**	**169,251**


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 30, 2009
(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees

Lakeland bancorp, inc.

Capitalize on Recent Consolidation Activity

- We have the opportunity to take advantage of recent consolidation activities in our target market area:
  - -Attract new customers seeking high service levels
  - -Attract quality employees seeking the "community bank" model
- Our target market has experienced 11 mergers over the last three years where 25% of deposits ($39 billion) have or will be "turned over" (1)
- Recent major acquisitions in our market area:
  - -Investors Bancorp / American Bancorp of NJ
  - -Banco Santander / Sovereign Bancorp
  - -Wells Fargo / Wachovia
  - -JP Morgan / Washington Mutual
  - -Valley National / Greater Community
  - -Toronto-Dominion Bank / Commerce Bank
  - -Provident Financial / First Morris Bank & Trust
  - -TD Banknorth / Interchange
  - -Capital One / North Fork
  - -TD Banknorth / Hudson United


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

(1) Based on total deposits each target had in the respective counties

Lakeland bancorp, inc. Experienced Management Team

President & CEO
25 Years Experience
Hudson United,
TD Banknorth

✦

Chief Operating Officer
25+ Years Experience
Midlantic

✦

Chief Financial Officer
25+ Years Experience
Hudson United,
HSBC

✦

Chief Lending Officer
35 Years Experience
Hudson United,
TD Banknorth



Chief Retail Officer
30 Years Experience
Sovereign

✦

Chief Government/ Business Services Officer
25+ Years Experience
Bank of New York

✦

Chief Credit Officer
25+ Years Experience
Fleet Bank

✦

Chief Operations Officer
30 Years Experience
Horizon

✦

General Counsel
15+ Years Experience
Hudson United,
TD Banknorth

Lakeland bancorp, inc.

Loan Portfolio

(Dollars in millions)



$1,585
$1,881
$2,031
$2,014
$1,993
$196
$315
$88
$272
$105
$609
$356
$310
$92
$302
$115
$706
$311
$316
$108
$337
$139
$820
$120
$316
$118
$374
$167
$919
$91
$305
$96
$389
$175
$937
2006
2007
2008
2009
6/30/2010
Leases (4%)
Consumer (15%)
Construction (5%)
Mortgage (20%)
C & I (9%)
CRE (47%)

Lakeland bancorp, inc.

Loan Growth

3% YTD 2010 and 10% in 2009 (ex leases)

(Dollars in millions)

Loans	**+$135**	**+$195**	**+$174**	**+$8**
Leases	**+$160**	**-($ 45)**	**-($191)**	**-($29)**


$356
$1,525
2007
$311
$1,720
2008
$120
$1,894
2009
$91
$1,902
6/30/2010
Loans (ex leases)
Leases

Commercial Lending

- Six NJ Lending offices
- Legal lending limit - $41m, House limit - $27m
- Only fourteen borrowers with over $10 million exposure
- Average Commercial loan size approximately $500k
- Centralized lending approval
- No Shared National Credits

C & I Lending

- New Chief Lending Officer
- Established specialized C&I Lending Teams
- Integrated C&I Lenders into other lending teams
- Relationship Banking

CRE & Construction Loans

as of June 30, 2010

- Outstanding $1,033m
- NPAs $20.0
- NPAs as % of TA 1.94%
- Net Charge-offs $4.2


Office
11%
Other
13%
Owner Occupied
36%
Comm'l Constr.
4%
Multi- Family
10%
Resid Constr
7%
Mixed
6%
Retail
13%

Lakeland bancorp, inc.

Consumer Loans

as of June 30, 2010

- $246 million Home Equity + $59 million Other
- In-market portfolio
- 8,400 Loans
- 16 Non-Performing loans



35%
28%
21%
14%
7%
0%
Average FICO scores of loan originations (12/2009 outstanding loans) = 750
0%
0%
1%
1%
5%
12%
17%
24%
31%
8%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

Lakeland bancorp, inc.

Residential Loans

as of June 30, 2010

- $389 million of 1 - 4 Family loans
- In-market portfolio
- 1,735 Loans
- 28 Non-Performing loans



45%
36%
27%
18%
9%
0%
Average FICO scores = 737
0%
1%
2%
6%
14%
26%
43%
8%
0%
< 499
500-549
550-599
600-649
650-699
700-749
750-799
800-849
> 850

Loan Loss Provision & Net Charge-offs



$6.4
$4.7
$4.9
$5.0
$4.9
$3.6
$5.0
$4.1
3Q '09
4Q '09
1Q '10
2Q '10
Charge-Offs
Provision

Lakeland bancorp, inc.

Leasing Run-Off

- Exited Nationwide leasing business May 2008
- 4% of total loans at 6/30/2010 (15% at 12/31/2008)
- Sold two largest problem lease pools



$386
$349
$311
$276
$194
$139
$120
$105
$91
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

- Outstanding $91m
- NPAs $7.0m
- Net Charge-offs $1.5m YTD

Investment Securities

as of June 30, 2010

- $512million (19% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No CDOs, CLOs, auction rate bonds, etc.
- No Agency Preferreds, No Pooled TRUPs
- No significant write downs
- 3.00% yield
- 2.8 year Weighted Average Life
- 2.5 year Modified Duration


19%
12%
4%
5%
60%
MBS/CMO ($306m)
Corporate Debt ($24m)
Munis ($62m)
Agencies ($98)
Equities, FHLB, CRA ($22m)

Deposit Initiatives

- New Head of Retail Banking
- New Head of Retail Sales
- Outbound Call Center initiatives
- Three new branches, three branch closures
- Renewed DDA focus
- Proactively managed deposit pricing metrics

Lakeland bancorp, inc.

Deposits

Core Deposits 79% of Total Deposits

(Dollars in Millions)


$1,859
$1,988
$2,056
$2,157
$2,170
$209
$293
$101
$631
$322
$303
$240
$364
$154
$620
$318
$292
$217
$394
$281
$572
$290
$302
$182
$284
$384
$673
$311
$323
$193
$267
$402
$629
$321
$358
2006
2007
2008
2009
2010
Time > $100k (9%)
Time < $100k (12%)
MMDA (19%)
NOW (29%)
Savings (15%)
DDA (16%)

Deposits by Funding Source



$2,089
$2,144
$2,157
$2,202
$2,170
$283
$372
$381
$388
$336
$1,379
$1,343
$1,356
$1,358
$1,364
$427
$429
$420
$456
$470
6/09
9/09
12/09
3/10
6/10
Business
Consumer
Public

Lakeland bancorp, inc.

Highlights - First Half 2010

- Net Income of $9.3m vs. Net Loss of ($9.5)m 2009 YTD
- Net Interest Income up 9% YTD
- Net Interest Margin (NIM) of 3.98% YTD vs. 3.72% YTD 2009
- NPA's decline 7% in 2Q to $42m or 1.55% of Total Assets
- Demand deposits up 11% from 12/31/2009

Lakeland bancorp, inc.

First Half 2010

($ millions)	2010	2009
Interest Income	$63.4	$67.3
Interest Expense	13.9	21.9
Net Interest Income	**$49.5**	**$45.4**
Provision	(9.9)	(40.5)
Gains on Inv. Securities	0.0	0.4
Fee Income	8.7	8.0
Expenses	(33.9)	(36.4)
Pretax	14.4	-23.1
Tax Expense	(5.1)	(13.6)
Net Income pre TARP	**$9.3**	**-$9.5**
TARP	(1.8)	(1.4)
Net Income post TARP	**$7.5**	**-$11.0**

Net Interest Margin

	2Q 2009	1Q 2010	2Q 2010
Asset Yield	5.33%	5.14%	5.01%
IB Liability Cost	2.03%	1.36%	1.25%
Spread	3.30%	3.78%	3.76%
NIM	3.63%	3.99%	3.96%



4.20%
4.03%
3.87%
3.70%
3.53%
3.37%
3.20%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2007
2008
2009
2010

Deposit Pricing Trends



Weighted Average cost of total deposits for the quarter
2.39%
1.91%
1.83%
1.82%
1.53%
1.37%
1.21%
0.96%
0.82%
0.70%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2008
2009
2010

Lakeland bancorp, inc.

NPAs & 90+ Days & Restructured/ Total Assets



3.00
2.40
1.80
1.20
0.60
0
2.62%
1.88%
2Q '05
4Q '05
2Q '06
4Q '06
2Q '07
4Q '07
2Q '08
4Q '08
2Q '09
4Q '09
2Q '10
Lakeland Bank
Peer Average

Lakeland bancorp, inc.

Credit Metrics

June 30, 2010 (dollars in millions)	Outstanding	NPA	Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,033	$20.0	$4.2	0.81%
C & I	175	3.7	1.2	1.37%
Consumer	305	2.6	0.7	0.46%
Residential Mortgages	389	9.0	0.1	0.05%
Total Ex Leasing	1,902	35.3	6.2	0.65%
Leasing	91	7.0	1.5	3.30%
TOTAL	$1,993	$42.3	$7.7	0.77%

Lakeland bancorp, inc.

Non-Interest Expense/ Average Assets


2.90%
2.47%
2005
2006
2007
2008
2009
1Q '10
2Q '10
Lakeland Bank
Peer Average

Capital Ratios

	Well Capitalized	12/31/2008 (Pre-TARP)	06/30/2010
Tier 1 Ratio	6%	10.24%	13.24%
Total Risk Based Capital Ratio	10%	11.52%	14.49%
Leverage Ratio	5%	8.08%	9.77%
Tangible Common Equity Ratio		5.14%	5.03%

Lakeland bancorp, inc.

LBAI Investment Considerations

- Attractive market demographics
- Growing loan and deposit market share
- One of the largest commercial banks in Northern NJ
- Leasing issues addressed
- Relatively low NPA's and Past Dues
- Solid Core Bank performance

Lakeland bancorp, inc.

Peer Group

Regional Banks $2-$5B

- Financial Institutions (FISI)
- Hudson Valley (HUVL)
- Oceanfirst Financial Corp (OCFC)
- Provident NY Bancorp (PBNY)
- S & T Bancorp (STBA)
- Sandy Spring Bancorp (SASR)
- Smithtown Bancorp (SMTB)
- Sterling Bancorp (STL)
- Sun Bancorp (SNBC)
- Tompkins Financial (TMP)
- Univest Corporation (UVSP)